General information (Tables)	12 Months Ended
Dec. 31, 2012
General information [Abstract]
Effect of adjusting the Company's financial statements
On May 17, 2013, the Company acquired from Seadrill the Dropdown Companies. The purchase consideration was US$210 million. As part of the transaction the Company entered into a new related party loan agreement with Seadrill relating to its existing $440 million credit facility, corresponding to the $100.5 million tranche relating to the T-15. In addition the Company entered into a new related party loan agreement with Seadrill for $109.5 million. This transaction is considered a business combination and accounted for as a reorganization of entities under common control. As a result the Company's balance sheets, statements of operations, cash flows and changes in members' capital/ owners' and dropdown companies' equity and related notes have been retroactively adjusted to include the Dropdown Companies, as if the Company had owned these entities when the rig commenced construction. The excess of the consideration paid by the Company over Seadrill's historical cost is accounted for as a change in equity to Seadrill. The effect of adjusting the Company's financial statements to account for this common control transaction impacted the following line items by:

(in US$ millions)	December 31, 2012	December 31, 2011
Newbuildings	112.0	24.4
Other assets	1.4	—
Total Assets	113.4	24.4
Long-term related party payable	(100.5)	—
Other liabilities	(4.2)	(2.2)
Total Liabilities	(104.7)	(2.2)
Equity	(8.7)	(22.2)
Net income/(loss)	(2.7)	(0.6)
Net cash (used in)/provided by operating activities	(2.0)	1.6
Net cash used in investing activities	(87.6)	(24.4)
Net cash provided by financing activities	89.7	22.8